  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2017

MALIBU BOATS, INC.
(Exact Name of Registrant as specified in its charter)
Commission file number: 001-36290

Delaware	5075 Kimberly Way Loudon, Tennessee 37774	46-4024640
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)
(865) 458-5478
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company      ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

EXPLANATORY NOTE
On July 6, 2017, Malibu Boats, LLC, a Delaware limited liability company (the “Purchaser”) and wholly owned indirect subsidiary of Malibu Boats, Inc., a Delaware corporation (the "Company"), acquired all of the outstanding units of Cobalt Boats, LLC (“Cobalt”) from its existing members, pursuant to a unit purchase agreement, dated as of June 28, 2017, by and among the Purchaser, Cobalt, and the other parties named therein (the “Acquisition”).
This Amendment No.1 to the Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements Item 9.01 of the original Form 8-K filed on July 7, 2017 (the “Initial Form 8-K”) to provide certain historical financial statements for Cobalt and certain pro forma financial information in connection with the Acquisition. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.

1.
The financial statements of Cobalt Boats, LLC as of and for each of the fiscal years ended September 30, 2015 and 2014, together with the notes thereto and the report of independent registered public accounting firm thereon, are filed as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

2.
The financial statements of Cobalt Boats, LLC as of and for each of the fiscal years ended September 30, 2016 and 2015, together with the notes thereto and the report of independent registered public accounting firm thereon, are filed as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

3.
The unaudited financial statements of Cobalt Boats, LLC as of March 31, 2017 and for each of the six months ended March 31, 2017 and 2016, together with the notes thereto, are filed as Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

1.
Unaudited pro forma condensed combined balance sheet as of March 31, 2017 and unaudited statements of operations for the nine months ended March 31, 2017 and for the year ended June 30, 2016, each giving effect to the acquisition of Cobalt Boats, LLC and related financing, and the notes thereto, are filed as Exhibit 99.4 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

(d)    Exhibits.

The following exhibits are being filed as part of this report:

Exhibit No.	Description

2.1+
Unit Purchase Agreement, dated June 28, 2017 among Malibu Boats, LLC, Cobalt Boats, LLC and the other parties named therein (incorporated herein by reference to Exhibit 2.1 to Malibu Boats, Inc.'s Current Report on Form 8-K filed on June 29, 2017)

10.1
Second Amended and Restated Credit Agreement, dated June 28, 2017, by and among Malibu Boats, LLC, Malibu Boats Holdings, LLC, the other guarantors party thereto, the lenders party thereto, and SunTrust Bank, as administrative agent, as issuing bank and as swingline lender (incorporated herein by reference to Exhibit 10.1 to Malibu Boats, Inc.’s Current Report on Form 8-K filed on June 29, 2017)

10.2
Second Amended and Restated Security Agreement, dated June 28, 2017, by and among Malibu Boats, LLC, Malibu Boats Holdings, LLC, the other debtors party thereto, and SunTrust Bank, as administrative agent (incorporated herein by reference to Exhibit 10.2 to Malibu Boats, Inc.’s Current Report on Form 8-K filed on June 29, 2017)

23.1	Consent of Allen, Gibbs & Houlik, L.C., independent auditor for Cobalt Boats, LLC

99.1
Audited financial statements of Cobalt Boats, LLC as of and for each of the fiscal years ended September 30, 2015 and 2014, together with the notes thereto and the report of independent registered public accounting firm thereon

99.2
Audited financial statements of Cobalt Boats, LLC as of and for each of the fiscal years ended September 30, 2016 and 2015, together with the notes thereto and the report of independent registered public accounting firm thereon

99.3	Unaudited financial statements of Cobalt Boats, LLC as of March 31, 2017 and for each of the six months ended March 31, 2017 and 2016, together with the notes thereto

99.4
Unaudited pro forma condensed combined balance sheet as of March 31, 2017 and unaudited statements of operations for the nine months ended March 31, 2017 and for the year ended June 30, 2016, each giving effect to the acquisition of Cobalt Boats, LLC and related financing, and the notes thereto

+ Portions of this exhibit have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALIBU BOATS, INC.

		By:	/s/ Jack Springer
Date:	July 12, 2017		Jack Springer
Chief Executive Officer